UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 23, 2005

Matrix Service Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15461	73-1352174
(Commission File Number)	(IRS Employer Identification No.)

10701 E. Ute Street Tulsa, Oklahoma	74116
(Address of Principal Executive Offices)	(Zip Code)

918-838-8822

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 29, 2005, Matrix Service Company (the “Company”) issued a press release announcing that, on March 23, 2005, the Company received a temporary waiver letter from its senior lenders for unmatured defaults resulting from a shortfall in preliminary February 28, 2005 quarter-end financial results. The press release and waiver letter are attached to this Current Report on Form 8-K as Exhibits 10.1 and 99.1, respectively, and are incorporated by reference into this Item 1.01.

Item 2.02 Results of Operations and Financial Condition.

On March 29, 2005, the Company issued a press release announcing a shortfall in preliminary February 28, 2005 quarter-end financial results. For further information, please see Item 1.01 above.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On March 28, 2005, Bradley S. Vetal resigned from his positions as Chairman of the Board, President and Chief Executive Officer of the Company, effective immediately. Mr. Ed Hendrix, a director of the Company since 2000, was elected Chairman of the Board of Directors to replace Mr. Vetal.

(c)	On March 28, 2005, the Company’s Board of Directors appointed Michael J. Hall, currently a member of the Board of Directors and formerly the Company’s Chief Financial Officer, as the Company’s interim Chief Executive Officer. Mr. Hall, age 60, served as Vice President Finance and Chief Financial Officer of the Company from November 1998 until his retirement in May 2004. Mr. Hall has also served as a Director of the Company since October 1998. Prior to working for Matrix, Mr. Hall was Vice President and Chief Financial Officer for Pexco Holdings, Inc. from 1994 to 1997 and Vice President Finance and Chief Financial Officer for Worldwide Sports & Recreation, Inc., an affiliate of Pexco Holding, from 1996 to 1997. From 1984 to 1994, Mr. Hall worked for T.D. Williamson, Inc., as Senior Vice President, Chief Financial and Administrative Officer and Director of Operations, Europe, Africa and Middle East Region. Mr. Hall graduated Summa Cum Laude from Boston College with a degree in Accounting and earned his MBA with honors from Stanford Graduate School of Business. Mr. Hall is a Member of the Board of Trustees for American Performance Mutual Funds, a Member of the Board of Alliance Resource Partners, L. P. and a member of the Advisory Board of UMB Bank Oklahoma.

The terms of Mr. Hall’s employment as interim CEO have not yet been determined. In accordance with Instruction 2 to Item 5.02 of Form 8-K, the Company will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Senior Credit Facility Waiver Letter dated March 23, 2005.

99.1	Press Release, dated March 29, 2005, regarding management changes and waiver for unmatured defaults on senior credit facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matrix Service Company

Dated: March 29, 2005	By:	/s/ George L. Austin
George L. Austin
Chief Financial Officer and
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Senior Credit Facility Waiver Letter dated March 23, 2005

99.1	Press Release, dated March 29, 2005, regarding management changes and waiver for unmatured defaults on senior credit facility